MERCURY BASIC VALUE FUND, INC.

              Supplement dated July 3, 2003 to the Prospectus and
       Statement of Additional Information, each dated October 25, 2002

         Effective July 14, 2003, U.S. shareholders of each class of shares of Mercury Basic Value Fund, Inc. (the "Fund") have an exchange privilege with the same class of shares of certain multiple class funds advised by Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P., or their affiliates ("Merrill Lynch Select Pricing Funds"). The exchange privilege with the Merrill Lynch Select Pricing Funds supplements the existing exchange privilege that shareholders have with other Mercury mutual funds and with Summit Cash Reserves Fund, a money market fund. The qualifications for and availability of the exchange privilege with the Merrill Lynch Select Pricing Funds are substantially similar to those applicable to exchanges with the Mercury mutual funds. For additional information regarding the exchange privilege, contact your financial advisor, selected securities dealer or other financial intermediary or call the Fund's Transfer Agent, Financial Data Services, Inc., at 1-888-763-2260.

         Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. Before effecting any exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.